UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 10, 2022

Cosmos Holdings Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-54436	27-0611758
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

141 West Jackson Blvd, Suite 4236, Chicago, Illinois	60604
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (312) 865-0026

N/A

(Former name or former address, if changed since last report.)

Title of Each Class	Trading Symbol	Name of Each Exchange On Which Registered
Common Stock, $.001 par value	COSM	Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition

A copy of the press release dated November 15, 2022 of Cosmos Holdings, Inc. (d/b/a Cosmos Health, Inc.) titled “Cosmos Health Reports Third Quarter 2022 Financial Results” is filed as Exhibit 99.1 to this Report on Form 8-K. The release contains additional non-public information to that contained in the Company’s current report on Form 10-Q filed with the SEC on November 14, 2022.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On November 10, 2022, Cosmos Holdings Inc. (the “Company”) received a non-compliance letter from the Nasdaq Stock Market for its failure to maintain a minimum closing bid price of $0.10 per share for ten (10) consecutive business days in accordance with Nasdaq Listing Rule 5810(c)(3)(A)(ii). Pursuant to a prior non-compliance letter from Nasdaq dated July 26, 2022, the Company had until January 23, 2023 to regain compliance by the closing bid price of the Company’s common stock being at least $1.00 per share for ten (10) consecutive trading days. The Staff has determined to suspend trading of the Company’s securities on November 21, 2022 and delist the Company’s securities. However, the Company has requested an appeal of the delisting determination by requesting a hearing to stay the automatic suspension of the Company’s securities on November 21, 2022 and the filing of a Form 25-NSE with the SEC to remove the Company’s securities from listing and registration on the Nasdaq Stock Market.

Although there is no assurance, we expect that the shareholder proposal at our scheduled December 2, 2022 Annual Shareholders Meeting, for which we have obtained a quorum, to provide the Board of Directors with the discretion to effect a reverse stock split, will enable us to regain compliance with Nasdaq’s minimum bid-price requirement for continued listing on the Nasdaq Capital Market.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Item	Description
99.1	Press Release dated November 15, 2022, titled “Cosmos Health Reports Third Quarter 2022 Financial Results”

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COSMOS HOLDINGS INC.

Date: November 16, 2022	By:	/s/ George Terzis
George Terzis
Chief Financial Officer

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